SECURITY PARTICIPATION AGREEMENT

         THIS SECURITY PARTICIPATION AGREEMENT ("Participation Agreement") is made to be effective ----------, 2006, by and among--------------------------
and -------------------------------- are sometimes collectively referred to as the "Participants," or individually as a "Participant.")

RECITALS:

         The Participants have collectively agreed to loan $1,300,000 to Alanco Technologies, Inc., an Arizona corporation ("Alanco"), which aggregate loan will be represented by individual promissory notes in favor of each Participant in the amount of said Participant's individual loan amount, and all of the Participants' promissory notes are to be secured on an equal priority basis by a second lien against the assets of Alanco's wholly owned subsidiary StarTrak Systems, LLC, a Delaware limited liability company ("StarTrak").

         The Participants desire to record their understanding and agreement concerning the mechanics of their participation in the security for their loans, and to appoint a representative, when necessary, to exercise their rights and remedies concerning the security.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the Participants agree as follows:

         1. As used in this Agreement, the following terms shall have the respective meanings indicated:

"Loan" or "Loans": The sums advanced and to be advanced by the Participants to or for the benefit of Alanco under and pursuant to the Loan Documents.

"Promissory Note(s)": The promissory notes issued by Alanco to each of the Participants representing Alanco's obligation to repay the Loan made by each Participant to Alanco. The Promissory Notes shall be in the form of Exhibit "A" attached hereto. The amount of each Participant's Promissory Note shall be as follows:

        ----------         $-----------
        ----------         $-----------
        ----------         $-----------
        ----------         $-----------

"Security Agreement": The agreement by which Alanco and StarTrak grant a security interest in all of the assets of StarTrak, subordinate only to a first priority security interest previously granted to Alanco's existing senior lender in the amount of $500,000, to the Participants to secure repayment of the Loans. The Security Agreement shall be in the form of Exhibit "B" attached hereto.

"Representative": The person or entity described in section 2 below that shall have the authority of the Participants to exercise the rights of the Participants under the Security Agreement on behalf of the Participants.

"Loan Documents": This Agreement, the Promissory Notes, and the Security Agreement.

"Majority of the Participants": Participants having a majority of the vote of the Participants whereby each Participant has one vote for each principal dollar (or fraction thereof) owed by Alanco to such Participant pursuant to their individual Promissory Note at the time that a vote or action is taken.

"Collections": All moneys received by the Representative as reimbursement of costs, principal or interest under the Security Agreement whether paid by or on behalf of Alanco or StarTrak, received as proceeds of Collateral or otherwise received.

"Collateral": All property real, personal or mixed tangible or intangible which secures the payment of the Loans as described in the Security Agreement.

         2. At any time, by written action by a Majority of the Participants, the Participants shall appoint a Representative, or remove and replace the existing Representative with another person or entity. The Participants exercising the right to appoint a Representative or replacement Representative shall promptly notify all of the Participants of such appointment, including the identity, address and phone number for the Representative, and shall forward to each Participant the Representative's written confirmation to be bound by the terms and conditions of this Participation Agreement.

         3. The Representative shall have all authority and power of the Participants to exercise the rights and remedies of the secured party under the Security Agreement. The Representative shall have no further responsibility and shall not be liable for any delay or failure to make Collections, any act or omission under the Loan Documents, or any loss resulting from any of the above. Without limitation of the generality of the above, the Representative (a) may consult with legal counsel (including counsel for Alanco), independent public accountants and other experts selected by the Representative and shall not be liable for any action taken or omitted to be taken in good faith by the Representative in accordance with the advice of such counsel, accountants or experts, (b) makes no warranty or representation and shall not be responsible for any statement, warranty or representation made in or in connection with the Loan Documents or for the financial condition of Alanco or for the value of any Collateral, (c) shall not be responsible for the performance or observance of any of the terms, covenants or conditions of the Loan Documents on the part of Alanco or others and shall not have a duty to inspect the property of Alanco or StarTrak, (d) makes no warranty or representation and shall not be responsible for the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of the Loans or Loan Documents, or any Collateral therefor, and (e) shall incur no liability under or in respect of the Loan Documents or Collateral by acting upon any notice, consent, certificate or other instrument or writing believed by Representative to be genuine and signed or sent by the proper parties.

         4. The Participants' Representative shall not initiate any action to foreclose the security interest granted by the Security Agreement unless and until the Representative receives written notice from a Majority of the Participants that a default has occurred under the Loan Documents and that such foreclosure action should be initiated. Following receipt of such notice, the Representative shall take such actions that the Representative deems necessary and appropriate to foreclose the security interest and to collect monies due to the Participants under the Loan Documents. The Representative shall be subject to written instructions received from a Majority of the Participants, including an instruction to cease foreclosure proceedings.

         5. In the event any of the Collateral is foreclosed upon in any manner or sold in lieu of foreclosure, the Representative may purchase any such Collateral on behalf of all of the Participants. Further, any Participant (including Representative if Representative is a Participant) may purchase any of the Collateral at any foreclosure sale or sale in lieu of foreclosure on its own behalf for cash to the same extent as any third party.

         6. All losses incurred in connection with the Loans or the enforcement thereof shall be borne by the Participants on a pro rata basis in accordance with their respective interests in the Loans. The Participants will, upon Representative's request, reimburse the Representative for Participant's proportionate share of any expenses not paid or provided for by Alanco (i) incurred by Representative in connection with any such default, (ii) any other expenses incurred in connection with the enforcement of any provisions of the Loan Documents, and (iii) any expenses incurred by Representative (including reasonable attorneys' fees) due to any action, suit or proceeding in which Representative is a party. Representative shall be entitled to offset against each Participant's share of Collections such Participant's proportionate share (as defined in the preceding sentence) of such expenses until reimbursed therefor by such Participant. If Representative is otherwise reimbursed for any such expenses by or for the account of Alanco, Representative will refund to any Participant that Participant's proportionate share of such amount previously paid by such Participant.

         7. Neither the execution of this Participation Agreement, the sharing in the Loans, nor any agreement to share in profits or losses arising as a result of this transaction is intended to be or to create, and the above shall not be construed to be, any partnership, joint venture or other joint enterprise between Representative and the Participants or among the Participants.

         8. This agreement shall be construed in accordance with and governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, this Participation Agreement is executed to be effect the date first above written.


------------------------------


------------------------------


------------------------------


------------------------------


------------------------------